Exhibit 10.2

EXECUTION VERSION
POSTPETITION SECURITY AND PLEDGE AGREEMENT
THIS POSTPETITION SECURITY AND PLEDGE AGREEMENT (this “Agreement”) is entered into as of June 5, 2019 among FTD COMPANIES, INC., a Delaware corporation (the “Company”), the other parties identified as “Obligors” on the signature pages hereto and such other parties that may become Obligors hereunder after the date hereof (together with the Company, individually an “Obligor”, and collectively the “Obligors”) and BANK OF AMERICA, N.A., in its capacity as administrative agent (in such capacity, the “Administrative Agent”) for the holders of the Secured Obligations (defined below).
RECITALS
WHEREAS, pursuant to that certain Superpriority Secured Debtor-in-Possession Credit Agreement, dated as of the date hereof (as amended, modified, supplemented, increased, extended, restated, renewed, refinanced or replaced from time to time, the “Credit Agreement”) among the Company, the Guarantors identified therein, the Lenders identified therein and the Administrative Agent, the Lenders have agreed to make senior secured superpriority debtor-in-possession Loans pursuant to Section 364 of the Bankruptcy Code, the DIP Orders and upon the terms and subject to the conditions set forth therein; and
WHEREAS, this Agreement is required by the terms of the Credit Agreement.
NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Definitions.
(a)Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement, and the following terms shall have the meanings set forth in the UCC (defined below): Accession, Account, Adverse Claim, As-Extracted Collateral, Chattel Paper, Commercial Tort Claim, Commodity Account, Commodity Contract, Consumer Goods, Deposit Account, Document, Electronic Chattel Paper, Equipment, Farm Products, Financial Asset, Fixtures, General Intangible, Goods, Instrument, Inventory, Investment Company Security, Investment Property, Letter-of-Credit Right, Manufactured Home, Money, Proceeds, Securities Account, Security Entitlement, Security, Software, Supporting Obligation and Tangible Chattel Paper.
(b)In addition, the following terms shall have the meanings set forth below:
“Collateral” has the meaning provided in Section 2 hereof.
“Copyright License” means any written agreement, naming any Obligor as licensor, granting any right under any Copyright.
“Copyrights” means (a) all registered United States copyrights in all Works, now existing or hereafter created or acquired, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Copyright Office, and (b) all renewals thereof.

“Patent License” means any written agreement providing for the grant by or to an Obligor of any right to manufacture, use or sell any invention covered by a Patent.
“Patents” means (a) all letters patent of the United States or any other country and all reissues and extensions thereof, and (b) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof.
“Pledged Equity” means, with respect to each Obligor, one hundred percent (100%) of the issued and outstanding Capital Stock of each Subsidiary of the Company that is directly owned by such Obligor, including without limitation the Capital Stock of the Subsidiaries owned by such Obligor as set forth on Schedule 1(b) hereto, in each case together with the certificates (or other agreements or instruments), if any, representing such shares, and all options and other rights, contractual or otherwise, with respect thereto, including, but not limited to, the following:
(1)all Capital Stock representing a dividend thereon, or representing a distribution or return of capital upon or in respect thereof, or resulting from a stock split, revision, reclassification or other exchange therefor, and any subscriptions, warrants, rights or options issued to the holder thereof, or otherwise in respect thereof; and
(2)in the event of any consolidation or merger involving the issuer thereof and in which such issuer is not the surviving Person, all shares of each class of the Capital Stock of the successor Person formed by or resulting from such consolidation or merger, to the extent that such successor Person is a direct Restricted Subsidiary of an Obligor.
“Trademark License” means any written agreement providing for the grant by or to an Obligor of any right to use any Trademark.
“Trademarks” means (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and the goodwill associated therewith or symbolized thereby, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof, or otherwise and (b) all renewals thereof.
“UCC” means the Uniform Commercial Code as in effect from time to time in the state of New York except as such term may be used in connection with the perfection of the Collateral and then the applicable jurisdiction with respect to such affected Collateral shall apply.
“Work” means any work that is subject to copyright protection pursuant to Title 17 of the United States Code.
2.Grant of Security Interest in the Collateral. Subject to the DIP Orders, each Obligor, to secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Obligations of such Obligor (collectively, the “Secured Obligations”), hereby grants to the Administrative Agent, for the benefit of the holders of the Secured Obligations, a continuing security interest in any and all right, title and interest of such Obligor in and to all of the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the “Collateral”):

(a) all Accounts;
(b) all Chattel Paper;
(c) those certain Commercial Tort Claims set forth on Schedule 2(c) hereto;
(d) all Copyrights;
(e) all Copyright Licenses;
(f) all Deposit Accounts;
(g) all Documents;
(h) all Equipment;
(i) all Fixtures;
(j) all General Intangibles;
(k) all Instruments;
(l) all Inventory;
(m) all Investment Property;
(n) all Letter-of-Credit Rights;
(o) all Money;
(p) all Patents;
(q) all Patent Licenses;
(r) all Pledged Equity;
(s) all Software;
(t) all Supporting Obligations;
(u) all Trademarks;
(v) all Trademark Licenses;
(w) immediately and automatically upon Bankruptcy Court authorization of such grant pursuant to the Final DIP Order or otherwise, all proceeds and other property recovered in any Avoidance Action (as defined in the Interim DIP Order); and
(x) all Accessions and all Proceeds of any and all of the foregoing.
The Obligors and the Administrative Agent, on behalf of the holders of the Secured Obligations, hereby acknowledge and agree that the security interest created hereby in the Collateral (i) constitutes continuing collateral security for all of the Secured Obligations, whether now existing or hereafter arising and (ii) is not to be construed as an assignment of any Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks or Trademark Licenses.
3.Representations and Warranties. Each Obligor hereby represents and warrants to the Administrative Agent, for the benefit of the holders of the Secured Obligations, that:
(a)Ownership. Each Obligor is the legal and beneficial owner of its Collateral and has the right to pledge, sell, assign or transfer the same. As of the Closing Date, to the knowledge of each Obligor, there exists no Adverse Claim with respect to the Pledged Equity of such Obligor.
(b)Security Interest/Priority. This Agreement creates a valid security interest in favor of the Administrative Agent, for the benefit of the holders of the Secured Obligations, in the Collateral of such Obligor and, when properly perfected by entry of a DIP Order or otherwise, shall constitute a valid and perfected, first priority security interest in such Collateral (including all uncertificated Pledged Equity consisting of partnership or limited liability company interests that do not constitute Securities), free and clear of all Liens except for Permitted Liens.
(c)Possessory Collateral. Notwithstanding anything to the contrary set forth herein, in the event that any certificated securities evidencing the Pledged Equity or any Instruments, Documents or Tangible Chattel Paper constituting Collateral have been delivered to the Prepetition Agent, the Prepetition Agent shall be deemed to hold such certificated securities, Instruments, Documents or Tangible Chattel Paper as bailee for the Administrative Agent.
(d)Authorization of Pledged Equity. As of the Closing Date, all Pledged Equity is duly authorized and validly issued, is fully paid and, to the extent applicable, nonassessable and is not subject to the preemptive rights of any Person.
(e)No Other Capital Stock, Instruments, Etc. As of the Closing Date, (i) no Obligor owns any certificated Capital Stock in any Restricted Subsidiary that is required to be pledged and delivered to the Administrative Agent hereunder except as set forth on Schedule 1(b) hereto, and (ii) no Obligor holds any Instruments, Documents or Tangible Chattel Paper required to be pledged and delivered to the Administrative Agent pursuant to Section 4(a)(i) of this Agreement other than as set forth on Schedule 3(d) hereto. All such certificated securities, Instruments, Documents and Tangible Chattel Paper have been delivered to the Administrative Agent.
(f)Partnership and Limited Liability Company Interests. As of the Closing Date, except as previously disclosed to the Administrative Agent, none of the Collateral consisting of an interest in a partnership or a limited liability company (i) is dealt in or traded on a securities exchange or in a securities market, (ii) by its terms expressly provides that it is a Security governed by Article 8 of the UCC, (iii) is an Investment Company Security, (iv) is held in a Securities Account or (v) constitutes a Security or a Financial Asset.
(g)Names. As of the Closing Date, no Obligor (or predecessor by merger or otherwise of such Obligor) has, within the five year period preceding the date hereof, or, in the case of any Obligor not a party hereto on the Closing Date, the date of the applicable Joinder Agreement, had a different name from the name of such Obligor listed on the signature pages hereof (or of the applicable Joinder Agreement), except the names set forth on Schedule 3(f) annexed hereto or as otherwise disclosed to the Administrative Agent in the case of an Obligor which becomes party hereto after the Closing Date.

(h)Consents; Etc. There are no restrictions in any Organization Document governing any Pledged Equity of a Wholly Owned Restricted Subsidiary or any other document related thereto which would limit or restrict (i) the grant of a Lien pursuant to this Agreement on such Pledged Equity, (ii) the perfection of such Lien or (iii) the exercise of remedies in respect of such perfected Lien in the Pledged Equity as contemplated by this Agreement. Except for (i) the filing or recording of UCC financing statements, (ii) the filing of appropriate notices with the United States Patent and Trademark Office and the United States Copyright Office, (iii) obtaining control to perfect the Liens created by this Agreement (to the extent required under Section 4(a) hereof), (iv) such actions as may be required by Laws affecting the offering and sale of securities or the exercise of remedies by secured creditors, (v) such actions as may be required by applicable foreign Laws affecting the pledge of the Pledged Equity of Foreign Subsidiaries that are Wholly Owned Restricted Subsidiaries, (vi) consents, authorizations, filings or other actions which have been obtained or made and (v) the entry of the DIP Orders, no consent or authorization of, filing with, or other act by or in respect of, any Government Authority is required for (A) the grant by such Obligor of the security interest in the Collateral granted hereby or for the execution, delivery or performance of this Agreement by such Obligor, (B) the perfection of such security interest or (C) the exercise by the Administrative Agent or the holders of the Secured Obligations of the rights and remedies provided for in this Agreement.
(i)Commercial Tort Claims. As of the Closing Date, no Obligor has any Commercial Tort Claims other than as set forth on Schedule 2(c) hereto.
(j)Deposit Accounts, Securities Accounts, Commodity Accounts. Schedule 3(i) hereto lists all Deposit Accounts, Securities Accounts and Commodity Accounts owned by each Obligor as of the Closing Date, and indicates the institution or intermediary at which the account is held and the account number. With respect to any Collateral consisting of a Deposit Account, Securities Entitlement or held in a Securities Account, pursuant to the DIP Orders, the Administrative Agent shall have a valid and perfected, first priority security interest in such Collateral.
4.Covenants. Each Obligor covenants that until such time as the Secured Obligations arising under the Loan Documents have been paid in full, all Letters of Credit have expired or been terminated (unless Cash Collateralized) and the Commitments have expired or been terminated, such Obligor shall:
(a)Instruments/Chattel Paper/Pledged Equity/Control.
(i)If any amount in excess of $500,000 payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Tangible Chattel Paper, or if any property constituting Collateral shall be stored or shipped subject to a Document with a stated value in excess of $500,000, ensure that such Instrument, Tangible Chattel Paper or Document is either in the possession of such Obligor at all times or, if requested by the Administrative Agent, is delivered to the Administrative Agent duly endorsed in a manner satisfactory to the Administrative Agent. Such Obligor shall ensure that any Collateral consisting of Tangible Chattel Paper is marked with a legend acceptable to the Administrative Agent indicating the Administrative Agent’s security interest in such Tangible Chattel Paper.
(ii)Deliver to the Administrative Agent promptly upon the receipt thereof (and in any event within 30 days after the end of the Fiscal Quarter in which any such certificates and instruments are obtained) by or on behalf of an Obligor, all certificates and instruments (if any) constituting Pledged Equity. Prior to delivery to the Administrative Agent, all such certificates constituting Pledged Equity shall be held in trust by such Obligor for the benefit of the Administrative Agent pursuant hereto. All such certificates representing Pledged Equity shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, substantially in the form provided in Exhibit 4(a)(ii) hereto, or such other form reasonably acceptable to the Administrative Agent. Notwithstanding anything to the contrary set forth herein, in the event that any such certificates and instruments (if any) constituting Pledged Equity have been delivered to the Prepetition Agent, the Prepetition Agent shall be deemed to hold such certificates and instruments as bailee for the Administrative Agent.
(iii)Notify the Administrative Agent in writing of the establishment by such Obligor of any Deposit Account, Securities Account, Commodity Contract or Commodity Account (excluding any Deposit Account, Securities Account, Commodity Contract or Commodity Account used solely for payroll, payroll taxes and other employee wage and benefit payments).
(iv)Execute and deliver all agreements, assignments, instruments or other documents as and to the extent reasonably requested by the Administrative Agent for the purpose of obtaining and maintaining control with respect to any Collateral consisting of (i) Deposit Accounts, (ii) Investment Property, (iii) Letter-of-Credit Rights and (iv) Electronic Chattel Paper.
(b)Filing of Financing Statements, Notices, etc. Each Obligor shall execute and deliver to the Administrative Agent such agreements, assignments or instruments (including affidavits, notices, reaffirmations and amendments and restatements of existing documents, as the Administrative Agent may reasonably request) and do all such other things as the Administrative Agent may reasonably deem necessary or appropriate (i) to assure to the Administrative Agent its security interests hereunder, including (A) such instruments as the Administrative Agent may from time to time reasonably request in order to maintain the security interests granted hereunder in accordance with the DIP Orders and the UCC subject to the limitations set forth herein, (B) with regard to United States registered Copyrights, a Notice of Grant of Security Interest in Copyrights in the form of Exhibit 4(b)(i), (C) with regard to United States registered Patents, a Notice of Grant of Security Interest in Patents for filing with the United States Patent and Trademark Office in the form of Exhibit 4(b)(ii) hereto and (D) with regard to United States registered Trademarks, a Notice of Grant of Security Interest in Trademarks for filing with the United States Patent and Trademark Office in the form of Exhibit 4(b)(iii) hereto, (ii) to consummate the transactions contemplated hereby and (iii) to otherwise protect and assure the Administrative Agent of its rights and interests hereunder. Notwithstanding anything to the contrary in any of the Loan Documents, the Obligors shall not have any obligation to perfect any security interest or lien, or record any notice thereof, in any Copyrights, Patents or Trademarks in any jurisdiction other than the United States. Furthermore, each Obligor also hereby irrevocably makes, constitutes and appoints the Administrative Agent, its nominee or any other person whom the Administrative Agent may designate, as such Obligor’s attorney in fact with full power and for the limited purpose to sign in the name of such Obligor any financing statements, or amendments and supplements to financing statements, renewal financing statements, notices or any similar documents which in the Administrative Agent’s reasonable discretion would be necessary or appropriate in order to maintain perfection of the security interests granted hereunder, such power, being coupled with an interest, being and remaining irrevocable until such time as the Secured Obligations arising under the Loan Documents have been paid in full, all

Letters of Credit have expired or been terminated (unless Cash Collateralized) and the Commitments have expired or been terminated. This power of attorney is conferred on the Administrative Agent solely to protect, preserve and realize upon its security interest in the Collateral. Each Obligor hereby agrees that a carbon, photographic or other reproduction of this Agreement or any such financing statement is sufficient for filing as a financing statement by the Administrative Agent without notice thereof to such Obligor wherever the Administrative Agent may in its sole discretion desire to file the same.
(c)Change in Corporate Structure or Location. Give Administrative Agent written notice promptly (and in no event, more than 30 days following any such event) of, any change in its registered legal name, any change in its state of organization, or any merger or consolidation resulting in a change in its organizational existence.
(d)Commercial Tort Claims. (i) Promptly (and in any event within 20 Business Days of a Responsible Officer obtaining knowledge thereof) forward to the Administrative Agent an updated Schedule 2(c) listing any and all Commercial Tort Claims by or in favor of such Obligor and (ii) execute and deliver such statements, documents and notices and do and cause to be done all such things as may be required by the Administrative Agent, or required by Law to create, preserve, perfect and maintain the Administrative Agent’s security interest in any Commercial Tort Claims initiated by or in favor of any Obligor.
(e)Issuance or Acquisition of Capital Stock in Partnerships or Limited Liability Companies. Not without executing and delivering, or causing to be executed and delivered, to the Administrative Agent such agreements, documents and instruments as the Administrative Agent may reasonably require, issue or acquire any Pledged Equity consisting of an interest in a partnership or a limited liability company that (i) is dealt in or traded on a securities exchange or in a securities market, (ii) by its terms expressly provides that it is a Security governed by Article 8 of the UCC, (iii) is an investment company security, (iv) is held in a Securities Account or (v) constitutes a Security or a Financial Asset.
(f)Intellectual Property.
(i)Except to the extent such Obligor deems it appropriate in its reasonable business judgment, (A) not do any act or omit to do any act whereby any material Copyright becomes invalidated; (B) not do any act, or omit to do any act, whereby any material Copyright becomes injected into the public domain; (C) notify the Administrative Agent promptly if it knows that any material Copyright is reasonably expected to become injected into the public domain or of any materially adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any court or tribunal in the United States or any other country) regarding an Obligor’s ownership of any such Copyright or its validity; (D) take necessary steps as it shall deem appropriate under the circumstances, to maintain and pursue each application (and to obtain the relevant registration) in the United States of each material Copyright owned by an Obligor and to maintain each registration in the United States of each material Copyright owned by an Obligor including, without limitation, filing of applications for renewal where necessary; and (E) promptly notify the Administrative Agent of any material infringement of any material Copyright of an Obligor of which it becomes aware and take such actions as it shall reasonably deem appropriate under the circumstances to protect such Copyright, including, where appropriate in such Obligor’s reasonable business judgment, the bringing of suit for infringement, seeking injunctive relief and seeking to recover any and all damages for such infringement.
(ii)Not make any assignment or agreement in conflict with the security interest in the Copyrights of each Obligor hereunder (except as permitted by the Credit Agreement).
(iii)Except to the extent such Obligor deems it appropriate in its reasonable business judgment, (A) continue to use each material Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (B) not adopt or use any mark that is confusingly similar or a colorable imitation of such Trademark unless the Administrative Agent, for the ratable benefit of the holders of the Secured Obligations, shall obtain a perfected security interest in such mark pursuant to the DIP Orders (or in such Obligor’s rights to use such mark in the case of marks licensed to such Obligor), and (C) not do any act or omit to do any act whereby any such Trademark becomes invalidated.
(iv)Except to the extent such Obligor deems it appropriate in its reasonable business judgment, not do any act, or omit to do any act, whereby any material Patent is abandoned or dedicated to the public.
(v)Notify the Administrative Agent and the holders of the Secured Obligations promptly if it knows that any application or registration for any material Patent or Trademark may become abandoned or dedicated to the public, or of any materially adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court or tribunal in any country, other than routine office actions in the ordinary course of registration or prosecution) regarding such Obligor’s ownership of any Patent or Trademark or its right to register the same or to keep and maintain the same.
(vi)Except to the extent such Obligor deems it appropriate in its reasonable business judgment, take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of each material Patent and Trademark, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.
(vii)Promptly notify the Administrative Agent and the holders of the Secured Obligations after it learns that any material Patent or Trademark included in the Collateral is materially infringed, misappropriated or diluted by a third party and if consistent with such Obligor’s reasonable business judgment, promptly sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution, or to take such other actions as it shall reasonably deem appropriate under the circumstances to protect such Patent or Trademark. The Obligor may discontinue or settle any such suit or other action if the Obligor deems such discontinuance or settlement to be appropriate in its reasonable business judgment.

(viii)Not make any assignment or agreement in conflict with the security interest in the Patents or Trademarks of each Obligor hereunder (except as permitted by the Credit Agreement).
(ix)At least quarterly, within thirty (30) days after the end of each Fiscal Quarter, the Obligors shall notify the Administrative Agent in writing of any applications or registrations of any material Copyright, Trademark or Patent of the Obligors.
Notwithstanding anything to the contrary in this Agreement, the Obligors may, in their reasonable business judgment, fail to maintain, pursue, preserve or protect any Copyright, Patent or Trademark which is not material to their businesses.
5.Authorization to File Financing Statements. Each Obligor hereby authorizes the Administrative Agent to prepare and file such financing statements (including continuation statements) or amendments thereof or supplements thereto or other instruments as the Administrative Agent may from time to time deem necessary or appropriate in order to perfect and maintain the security interests granted hereunder in accordance with the UCC and the DIP Orders (including authorization to describe the Collateral as “all personal property, whether now owned or hereafter acquired”, “all assets, whether now owned or hereafter acquired” or words of similar meaning).
6.Advances. On failure of any Obligor to perform any of the covenants and agreements contained herein or in any other Loan Document, the Administrative Agent may, at its sole option and in its sole discretion, perform the same and in so doing may expend such sums as the Administrative Agent may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures which the Administrative Agent may make for the protection of the security hereof or which may be compelled to make by operation of Law. All such sums and amounts so expended shall be repayable by the Obligors on a joint and several basis promptly upon timely notice thereof and demand therefor, shall constitute additional Secured Obligations and shall bear interest from the date said amounts are expended at the Default Rate. No such performance of any covenant or agreement by the Administrative Agent on behalf of any Obligor, and no such advance or expenditure therefor, shall relieve the Obligors of any Default or Event of Default. The Administrative Agent may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by an Obligor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.
7.Remedies.
(a)General Remedies. Subject to the DIP Orders, upon the occurrence of an Event of Default and during continuation thereof, the Administrative Agent shall have, in addition to the rights and remedies provided herein, in the Loan Documents, in any other documents relating to the Secured Obligations, or by Law (including, but not limited to, levy of attachment, garnishment and the rights and remedies set forth in the DIP Orders and the UCC of the jurisdiction applicable to the affected Collateral), the rights and remedies of a secured party under the DIP Orders and the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights and remedies are asserted and regardless of whether the UCC applies to the affected Collateral), and further, the Administrative Agent may, with or without judicial process or the aid and assistance of others, (i) enter on any premises on which any of the Collateral may be located and, without resistance or interference by the Obligors, take possession of the Collateral, (ii) dispose of any Collateral on any such premises, (iii) require the Obligors to assemble and make available to the Administrative Agent at the expense of the Obligors any Collateral at any place and time designated by the Administrative Agent which is reasonably convenient to both parties, (iv) remove any Collateral from any such premises for the purpose of effecting sale or other disposition thereof, and/or (v) without demand and without advertisement, notice, hearing or process of law, all of which each of the Obligors hereby waives to the fullest extent permitted by applicable Law, at any place and time or times, sell and deliver any or all Collateral held by or for it at public or private sale (which in the case of a private sale of Pledged Equity, shall be to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof), at any exchange or broker’s board or elsewhere, by one or more contracts, in one or more parcels, for Money, upon credit or otherwise, at such prices and upon such terms as the Administrative Agent deems advisable, in its sole discretion (subject to any and all mandatory legal requirements). Each Obligor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sale shall be deemed to have been made in a commercially reasonable manner and, in the case of a sale of Pledged Equity, that the Administrative Agent shall have no obligation to delay sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act of 1933. Neither the Administrative Agent’s compliance with applicable Law nor its disclaimer of warranties relating to the Collateral shall be considered to adversely affect the commercial reasonableness of any sale. To the extent the rights of notice cannot be legally waived hereunder, each Obligor agrees that any requirement of reasonable notice shall be met if such notice, specifying the place of any public sale or the time after which any private sale is to be made, is personally served on or mailed, postage prepaid, to the Company in accordance with the notice provisions of Section 11.02 of the Credit Agreement at least 10 days before the time of sale or other event giving rise to the requirement of such notice. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Obligor further acknowledges and agrees that any offer to sell any Pledged Equity which has been (i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such offer may be advertised without prior registration under the Securities Act of 1933), or (ii) made privately in the manner described above shall be deemed to involve a “public sale” under the UCC, notwithstanding that such sale may not constitute a “public offering” under the Securities Act of 1933, and the Administrative Agent may, in such event, bid for the purchase of such securities. The Administrative Agent shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. To the extent permitted by applicable Law, any holder of Secured Obligations may be a purchaser at any such sale. To the extent permitted by applicable Law, each of the Obligors hereby waives all of its rights of redemption with respect to any such sale. Subject to the provisions of applicable Law, the Administrative Agent may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, to the extent permitted by Law, be made at the time and place to which the sale was postponed, or the Administrative Agent may further postpone such sale by announcement made at such time and place.
(b)Remedies relating to Accounts. Subject to the DIP Orders, during the continuation of an Event of Default, whether or not the Administrative Agent has exercised any or all of its rights and remedies hereunder, (i) each Obligor will promptly upon request of the

Administrative Agent (and in no event, more than 30 days following any such request) instruct all account debtors to remit all payments in respect of Accounts to a mailing location selected by the Administrative Agent and (ii) upon written notice to the Company of its intention to do so, the Administrative Agent shall have the right to enforce any Obligor’s rights against its customers and account debtors, and the Administrative Agent or its designee may notify any Obligor’s customers and account debtors that the Accounts of such Obligor have been assigned to the Administrative Agent or of the Administrative Agent’s security interest therein, and may (either in its own name or in the name of an Obligor or both) demand, collect (including without limitation by way of a lockbox arrangement), receive, take receipt for, sell, sue for, compound, settle, compromise and give acquittance for any and all amounts due or to become due on any Account, and, in the Administrative Agent’s discretion, file any claim or take any other action or proceeding to protect and realize upon the security interest of the holders of the Secured Obligations in the Accounts. Each Obligor acknowledges and agrees that the Proceeds of its Accounts remitted to or on behalf of the Administrative Agent in accordance with the provisions hereof shall be solely for the Administrative Agent’s own convenience and that such Obligor shall not have any right, title or interest in such Accounts or in any such other amounts except as expressly provided herein. Neither the Administrative Agent nor the holders of the Secured Obligations shall have any liability or responsibility to any Obligor for acceptance of a check, draft or other order for payment of money bearing the legend “payment in full” or words of similar import or any other restrictive legend or endorsement or be responsible for determining the correctness of any remittance. Furthermore, during the continuation of an Event of Default (i) the Administrative Agent shall have the right, but not the obligation, upon written notice to the Company of its intention to do so, to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and the Obligors shall furnish all such assistance and information as the Administrative Agent may require in connection with such test verifications, (ii) upon the Administrative Agent’s request and at the expense of the Obligors, the Obligors shall cause independent public accountants or others satisfactory to the Administrative Agent to furnish to the Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts and (iii) the Administrative Agent in its own name or in the name of others, upon written notice to the Company of its intention to do so, may communicate with account debtors on the Accounts to verify with them to the Administrative Agent’s satisfaction the existence, amount and terms of any Accounts.
(c)Access. Subject to the DIP Orders, in addition to the rights and remedies hereunder, upon the occurrence of an Event of Default and during the continuance thereof, the Administrative Agent shall have the right to enter and remain upon the various premises of the Obligors without cost or charge to the Administrative Agent, and use the same, together with materials, supplies, books and records of the Obligors for the purpose of collecting and liquidating the Collateral, or for preparing for sale and conducting the sale of the Collateral, whether by foreclosure, auction or otherwise. In addition, the Administrative Agent may remove Collateral, or any part thereof, from such premises and/or any records with respect thereto, in order to effectively collect or liquidate such Collateral.
(d)Nonexclusive Nature of Remedies. Failure by the Administrative Agent or the holders of the Secured Obligations to exercise any right, remedy or option under this Agreement, any other Loan Document, any other document relating to the Secured Obligations, or as provided by the DIP Orders or applicable Law, or any delay by the Administrative Agent or the holders of the Secured Obligations in exercising the same, shall not operate as a waiver of any such right, remedy or option. No waiver hereunder shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated, which in the case of the Administrative Agent or the holders of the Secured

Obligations shall only be granted as provided herein. The rights and remedies of the Administrative Agent and the holders of the Secured Obligations under this Agreement shall be cumulative and not exclusive of any other right or remedy which the Administrative Agent or the holders of the Secured Obligations may have.
(e)Retention of Collateral. Subject to the DIP Orders, in addition to the rights and remedies hereunder, the Administrative Agent may, in compliance with Sections 9-620 and 9-621 of the UCC or otherwise complying with the requirements of applicable Law of the relevant jurisdiction, accept or retain the Collateral in satisfaction of the Secured Obligations. Unless and until the Administrative Agent shall have provided such notices, however, the Administrative Agent shall not be deemed to have retained any Collateral in satisfaction of any Secured Obligations for any reason.
(f)Deficiency. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Administrative Agent or the holders of the Secured Obligations are legally entitled, the Obligors shall be jointly and severally liable for the deficiency. Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the Obligors or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.
(g)Account Control Agreements. The Administrative Agent agrees with each Obligor that in the case of (a) a Deposit Account subject to the Administrative Agent’s “control”, the Administrative Agent shall not give any instructions directing the disposition of funds from time to time credited to any Deposit Account or withhold any withdrawal rights from such Obligor with respect to funds from time to time credited to any Deposit Account or, (b) in the case of a Securities Account subject to the Administrative Agent’s “control”, the Administrative Agent shall not give any entitlement orders or instructions or directions to any securities intermediary or commodity intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by such Obligor, unless, in each case, an Event of Default has occurred and is continuing.
(h)Deposit Accounts. Subject to the DIP Orders, upon the occurrence of an Event of Default and during the continuation thereof, the Administrative Agent may prevent withdrawals or other dispositions of funds in Deposit Accounts maintained with the Administrative Agent.
8.Rights of the Administrative Agent.
(a)Power of Attorney. In addition to other powers of attorney contained herein, each Obligor hereby designates and appoints the Administrative Agent, on behalf of the holders of the Secured Obligations, and each of its designees or agents, as attorney-in-fact of such Obligor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuance of an Event of Default, subject in each case to the DIP Orders:
(i)to demand, collect, settle, compromise, adjust, give discharges and releases in respect of any of the Collateral, all as the Administrative Agent may reasonably determine;
(ii)to commence and prosecute any actions at any court for the purposes of collecting any Collateral and enforcing any other right in respect thereof;

(iii)to defend, settle or compromise any action brought in respect of any of the Collateral and, in connection therewith, give such discharge or release in respect of any of the Collateral as the Administrative Agent may deem reasonably appropriate;
(iv)receive, open and dispose of mail addressed to an Obligor and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment, shipment or storage of the goods giving rise to the Collateral of such Obligor on behalf of and in the name of such Obligor, or securing, or relating to such Collateral;
(v)sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any Collateral or the goods or services which have given rise thereto, as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes;
(vi)adjust and settle claims under any insurance policy relating to the Collateral thereto required to be maintained by such Obligor or paid to the Administrative Agent pursuant to the Credit Agreement;
(vii)execute and deliver all assignments, conveyances, statements, financing statements, renewal financing statements, security agreements, affidavits, notices and other agreements, instruments and documents in respect of any of the Collateral that the Administrative Agent may determine necessary in order to perfect and maintain the security interests and liens granted in this Agreement and in order to fully consummate all of the transactions contemplated therein;
(viii)institute any foreclosure proceedings in respect of any of the Collateral that the Administrative Agent may deem appropriate;
(ix)to sign and endorse any drafts, assignments, proxies, stock powers, verifications, notices and other documents relating to the Collateral;
(x)to exchange any of the Pledged Equity or other Collateral upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Pledged Equity with any committee, depository, transfer agent, registrar or other designated agency upon such terms as the Administrative Agent may reasonably deem appropriate;
(xi)to vote for a shareholder resolution, or to sign an instrument in writing, sanctioning the transfer of any or all of the Pledged Equity into the name of any transferee to whom the Pledged Equity or any part thereof may be sold pursuant to Section 7 hereof;
(xii)to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral;
(xiii)to direct any parties liable for any payment in connection with any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct;

(xiv)to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral; and
(xv)do and perform all such other acts and things as the Administrative Agent may reasonably deem to be necessary, proper or convenient in connection with the Collateral.
This power of attorney is a power coupled with an interest and shall be irrevocable until such time as the Secured Obligations arising under the Loan Documents have been paid in full, all Letters of Credit have expired or been terminated (unless Cash Collateralized) and the Commitments have expired or been terminated. The Administrative Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Administrative Agent in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. This power of attorney is conferred on the Administrative Agent solely to protect, preserve and realize upon its security interest in the Collateral.
(b)Assignment by the Administrative Agent. The Administrative Agent may from time to time assign the Secured Obligations to a successor Administrative Agent appointed in accordance with the Credit Agreement, and such successor shall be entitled to all of the rights and remedies of the Administrative Agent under this Agreement in relation thereto.
(c)The Administrative Agent’s Duty of Care. Other than the exercise of reasonable care to assure the safe custody of the Collateral while being held by the Administrative Agent hereunder and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Obligors shall be responsible for preservation of all rights in the Collateral, and the Administrative Agent shall be relieved of all responsibility for the Collateral upon surrendering it or tendering the surrender of it to the Obligors. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Administrative Agent shall not have responsibility for taking any necessary steps to preserve rights against any parties with respect to any of the Collateral. In the event of a public or private sale of Collateral pursuant to Section 7 hereof, the Administrative Agent shall have no responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not the Administrative Agent has or is deemed to have knowledge of such matters, or (ii) taking any steps to clean, repair or otherwise prepare the Collateral for sale.
(d)Liability with Respect to Accounts. Anything herein to the contrary notwithstanding, each of the Obligors shall remain liable under each of the Accounts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account. Neither the Administrative Agent nor any holder of Secured Obligations shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Administrative Agent or any holder of Secured Obligations of any payment relating to such Account pursuant hereto (other than to account for such payment in respect of the Secured Obligation), nor shall the Administrative Agent or any holder of Secured

Obligations be obligated in any manner to perform any of the obligations of an Obligor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.
(e)Voting and Payment Rights in Respect of the Pledged Equity.
(i)So long as no Event of Default shall have occurred and is continuing, each Obligor may (A) exercise any and all voting and other consensual rights pertaining to the Pledged Equity of such Obligor or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement and (B) receive and retain any and all dividends (other than dividends constituting Pledged Equity which is Collateral and which is addressed hereinabove), principal or interest paid in respect of the Pledged Equity to the extent they are allowed under the Credit Agreement; and
(ii)Upon the occurrence and during the continuance of an Event of Default, upon written notice from the Administrative Agent to any Obligor (A) all rights of an Obligor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to clause (i)(A) above shall cease (until such Event of Default ceases to be continuing) and all such rights shall thereupon become vested in the Administrative Agent (until such Event of Default ceases to be continuing) which shall then have the sole right to exercise such voting and other consensual rights, (B) all rights of an Obligor to receive the dividends, principal and interest payments which it would otherwise be authorized to receive and retain pursuant to clause (i)(B) above shall cease (until such Event of Default ceases to be continuing) and all such rights shall thereupon be vested in the Administrative Agent (until such Event of Default ceases to be continuing) which shall then have the sole right to receive and hold as Collateral such dividends, principal and interest payments, and (C) all dividends, principal and interest payments which are received by an Obligor contrary to the provisions of clause (ii)(B) above shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other property or funds of such Obligor, and shall be forthwith paid over to the Administrative Agent as Collateral in the exact form received, to be held by the Administrative Agent as Collateral and as further collateral security for the Secured Obligations.
(f)Releases of Collateral. (i) If any Collateral shall be sold, transferred or otherwise disposed of by any Obligor in a transaction permitted by the Credit Agreement, then the Administrative Agent, at the request and sole expense of such Obligor, shall promptly execute and deliver to such Obligor all releases and other documents, and take such other action, reasonably necessary for the release of the Liens created hereby or by any other Collateral Document on such Collateral. If any Obligor is sold, transferred or otherwise disposed of in a transaction permitted by the Credit Agreement and as a result of such transaction, such Obligor is no longer a Restricted Subsidiary, then the Administrative Agent, at the request and sole expense of the Company, shall promptly execute and deliver to the Company all releases and other documents and take such other action reasonably requested for the release of such Obligor from this Agreement and the release of the Liens created hereby or by any other Collateral Document on the assets or property of such Obligor. (ii) The Administrative Agent may release any of the Pledged Equity from this Agreement or may substitute any of the Pledged Equity for other

Pledged Equity without altering, varying or diminishing in any way the force, effect, lien, pledge or security interest of this Agreement as to any Pledged Equity not expressly released or substituted, and this Agreement shall continue as a first priority lien on all Pledged Equity not expressly released or substituted.
9.Application of Proceeds. All proceeds received by the Administrative Agent in respect of any sale, any collection from, or other realization upon all or any part of the Collateral, when received by the Administrative Agent or any holder of the Secured Obligations will be applied against, the Obligations in accordance with Section 9.03 of the Credit Agreement.
10.Continuing Agreement.
(a)This Agreement shall remain in full force and effect until such time the Secured Obligations arising under the Loan Documents have been paid in full, all Letters of Credit have expired or been terminated (unless Cash Collateralized) and the Commitments have expired or been terminated, at which time this Agreement shall be automatically terminated and (i) all rights to the Collateral shall revert to the applicable Obligors, all without delivery of any instrument or performance of or by any Person and (ii) the Administrative Agent shall promptly, upon the request and at the expense of the Obligors, forthwith release all of its liens and security interests hereunder and shall execute and deliver all UCC termination statements and/or other documents reasonably requested by the Obligors evidencing such termination. In addition, the provisions of Section 11.11 of the Credit Agreement shall apply to this Agreement.
(b)This Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any holder of the Secured Obligations as a preference, fraudulent conveyance or otherwise under any Debtor Relief Law, all as though such payment had not been made; provided that in the event payment of all or any part of the Secured Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including without limitation any reasonable legal fees and disbursements) incurred by the Administrative Agent or any holder of the Secured Obligations in defending and enforcing such reinstatement shall be deemed to be included as a part of the Secured Obligations.
11.Amendments; Waivers; Modifications, etc. This Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in Section 11.01 or Section 11.11 of the Credit Agreement; provided that any update or revision to Schedule 2(c) hereof delivered by any Obligor shall not constitute an amendment for purposes of this Section 11 or Section 11.01 of the Credit Agreement.
12.Successors in Interest. This Agreement shall be binding upon each Obligor, its successors and assigns and shall inure, together with the rights and remedies of the Administrative Agent and the holders of the Secured Obligations hereunder, to the benefit of the Administrative Agent and the holders of the Secured Obligations and their successors and permitted assigns.
13.Notices. All notices required or permitted to be given under this Agreement shall be in conformance with Section 11.02 of the Credit Agreement.
14.Counterparts. This Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart. Delivery of executed counterparts of this Agreement by facsimile or other electronic means shall be effective as an original.
15.Headings. The headings of the sections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.
16.Governing Law; Submission to Jurisdiction; Venue; WAIVER OF JURY TRIAL. (a) The terms of Sections 11.14 and 11.15 of the Credit Agreement with respect to governing law, submission to jurisdiction and venue are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.  (b) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
17.Severability. If any provision of this Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.
18.Entirety. This Agreement, the other Loan Documents and the other documents relating to the Secured Obligations represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Loan Documents, any other documents relating to the Secured Obligations, or the transactions contemplated herein and therein.
19.Other Security. To the extent that any of the Secured Obligations are now or hereafter secured by property other than the Collateral (including, without limitation, real property and securities owned by an Obligor), or by a guarantee, endorsement or property of any other Person, then the Administrative Agent shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence of any Event of Default, and the Administrative Agent shall have the right, in its sole discretion, to determine which rights, security, liens, security interests or remedies the Administrative Agent shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or the Secured Obligations or any of the rights of the Administrative Agent or the holders of the Secured Obligations under this Agreement, under any other of the Loan Documents or under any other document relating to the Secured Obligations.
20.Joinder. At any time after the date of this Agreement, one or more additional Persons may become party hereto by executing and delivering to the Administrative Agent a Joinder Agreement. Immediately upon such execution and delivery of such Joinder Agreement (and without any further action), each such additional Person will become a party to this Agreement as an “Obligor” and have all of the rights and obligations of an Obligor hereunder and this Agreement and the schedules hereto shall be deemed amended by such Joinder Agreement.

21.Rights of Required Lenders. All rights of the Administrative Agent hereunder, if not exercised by the Administrative Agent, may be exercised by the Required Lenders.
22.Consent of Issuers of Pledged Equity. Each issuer of Pledged Equity party to this Agreement hereby acknowledges, consents and agrees to the grant of the security interests in such Pledged Equity by the applicable Obligors pursuant to this Agreement, together with all rights accompanying such security interest as provided by this Agreement and applicable law, notwithstanding any anti-assignment provisions in any operating agreement, limited partnership agreement or similar organizational or governance documents of such issuer.
23.Acknowledgment of Section 11.22 of the Credit Agreement. Each of the parties hereto acknowledge that Section 11.22 of the Credit Agreement is hereby incorporated into this Agreement mutatis mutandis.
[remainder of page intentionally left blank]

Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

OBLIGORS:	FTD COMPANIES, INC.,
a Delaware corporation
By: /s/ Steven Barnhart
Name: Steven Barnhart
Title: Executive Vice President and Chief Financial Officer
FTD GROUP, INC.,
a Delaware corporation
By: /s/ Steven Barnhart
Name: Steven Barnhart
Title: Executive Vice President and Chief Financial Officer
FTD, INC.,
a Delaware corporation
By: /s/ Steven Barnhart
Name: Steven Barnhart
Title: Executive Vice President and Chief Financial Officer
PROVIDE COMMERCE, INC.,
a Delaware corporation
By: /s/ Steven Barnhart
Name: Steven Barnhart
Title: Executive Vice President and Chief Financial Officer
FTD.CA, INC.,
a Delaware corporation
By: /s/ Steven Barnhart
Name: Steven Barnhart
Title: Executive Vice President and Chief Financial Officer
FTD.COM INC.,
a Florida corporation
By: /s/ Steven Barnhart
Name: Steven Barnhart
Title: Executive Vice President and Chief Financial Officer
[signature pages continue]

FLORISTS’ TRANSWORLD DELIVERY, INC.,
a Michigan corporation
By: /s/ Steven Barnhart
Name: Steven Barnhart
Title: Executive Vice President and Chief Financial Officer
PROVIDE CARDS, INC.,
a California corporation
By: /s/ Steven Barnhart
Name: Steven Barnhart
Title: Executive Vice President and Chief Financial Officer
PROVIDE CREATIONS, INC.,
a Delaware corporation
By: /s/ Steven Barnhart
Name: Steven Barnhart
Title: Executive Vice President and Chief Financial Officer
GIFTCO, LLC,
a Delaware limited liability company
By: /s/ Steven Barnhart
Name: Steven Barnhart
Title: Executive Vice President and Chief Financial Officer
FTD MOBILE, INC.,
a Delaware corporation
By: /s/ Steven Barnhart
Name: Steven Barnhart
Title: Executive Vice President and Chief Financial Officer
BLOOM THAT, INC.,
a Delaware corporation
By: /s/ Steven Barnhart
Name: Steven Barnhart
Title: Executive Vice President and Chief Financial Officer

[signature pages continue]

FLOWERFARM, INC.,
a Delaware corporation
By: /s/ Steven Barnhart
Name: Steven Barnhart
Title: Executive Vice President and Chief Financial Officer
FSC DENVER LLC,
a Delaware limited liability company
By: /s/ Steven Barnhart
Name: Steven Barnhart
Title: Executive Vice President and Chief Financial Officer
FSC PHOENIX LLC,
a Delaware limited liability company
By: /s/ Steven Barnhart
Name: Steven Barnhart
Title: Executive Vice President and Chief Financial Officer
[signature pages continue]

Accepted and agreed to as of the date first above written.
BANK OF AMERICA, N.A., as Administrative Agent
By: /s/ Gavin Shak
Name: Gavin Shak
Title: Assistant Vice President

[end of signature pages]

EXHIBIT 4(a)(ii)
IRREVOCABLE STOCK POWER
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to the following Capital Stock of _____________________, a ____________ corporation:
No. of Shares                Certificate No.
and irrevocably appoints __________________________________ its agent and attorney-in-fact to transfer all or any part of such Capital Stock and to take all necessary and appropriate action to effect any such transfer. The agent and attorney-in-fact may substitute and appoint one or more persons to act for him.

By:
Name:
Title:

EXHIBIT  4(b)(i)
NOTICE
OF
GRANT OF SECURITY INTEREST
IN
PATENTS
United States Patent and Trademark Office
Ladies and Gentlemen:
Please be advised that pursuant to the Security and Pledge Agreement dated as of June 5, 2019 (as the same may be amended, modified, extended or restated from time to time, the “Agreement”) by and among the Obligors party thereto (each an “Obligor” and collectively, the “Obligors”) and Bank of America, N.A., as administrative agent (the “Administrative Agent”) for the benefit of the holders of the Secured Obligations referenced therein, to secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Secured Obligations, the undersigned Obligor has granted to the Administrative Agent, for the benefit of the holders of the Secured Obligations, a continuing security interest in any and all right, title and interest of such Obligor in and to the Patents (as defined in the Agreement) whether now owned or existing or owned, acquired, or arising hereafter, including the United States registered patents and patent applications shown below. Capitalized terms used and not otherwise herein shall have the meanings ascribed to such terms in the Agreement.

PATENTS
Patent No.	Title of Invention	Date of Patent

See Schedule 1 attached hereto

PATENT APPLICATIONS
Patent Applications No.	Title of Invention	Date of Patent Application

See Schedule 1 attached hereto

The undersigned Obligor and the Administrative Agent, on behalf of the holders of the Secured Obligations, hereby acknowledge and agree that the security interest in the foregoing patents and patent applications (i) may only be terminated in accordance with the terms of the Agreement and (ii) is not to be construed as an assignment of any patent or patent application. This Notice of Grant of Security Interest in Patents is made in conjunction with the security interest granted to the Administrative Agent pursuant to the Agreement.
Very truly yours,
__________________________________
[Obligor]
By:
Name:
Title:
Acknowledged and Accepted:
BANK OF AMERICA, N.A., as Administrative Agent
By:
Name:
Title:

EXHIBIT  4(b)(ii)
NOTICE
OF
GRANT OF SECURITY INTEREST
IN
TRADEMARKS
United States Patent and Trademark Office
Ladies and Gentlemen:
Please be advised that pursuant to the Security and Pledge Agreement dated as of June 5, 2019 (as the same may be amended, modified, extended or restated from time to time, the “Agreement”) by and among the Obligors party thereto (each an “Obligor” and collectively, the “Obligors”) and Bank of America, N.A., as Administrative Agent (the “Administrative Agent”) for the benefit of the holders of the Secured Obligations referenced therein, to secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Secured Obligations, the undersigned Obligor has granted to the Administrative Agent, for the benefit of the holders of the Secured Obligations, a continuing security interest in any and all right, title and interest of such Obligor in and to the Trademarks (as defined in the Agreement) whether now owned or existing or owned, acquired, or arising hereafter, including the United States registered trademarks and trademark applications shown below. Capitalized terms used and not otherwise herein shall have the meanings ascribed to such terms in the Agreement.

TRADEMARKS

Trademark No.	Trademark	Date of Trademark

See Schedule 1 attached hereto

TRADEMARK APPLICATIONS

Trademark Applications No.	Trademark Applied for	Date of Trademark Application

See Schedule 1 attached hereto

The undersigned Obligor and the Administrative Agent, on behalf of the holders of the Secured Obligations, hereby acknowledge and agree that the security interest in the foregoing trademarks and trademark applications (i) may only be terminated in accordance with the terms of the Agreement and (ii) is not to be construed as an assignment of any trademark or trademark application. This Notice of Grant of Security Interest in Trademarks is made in conjunction with the security interest granted to the Administrative Agent pursuant to the Agreement.
Very truly yours,
__________________________________
[Obligor]
By:
Name:
Title:
Acknowledged and Accepted:
BANK OF AMERICA, N.A., as Administrative Agent
By:
Name:
Title:

EXHIBIT  4(b)(iii)
NOTICE
OF
GRANT OF SECURITY INTEREST
IN
COPYRIGHTS
United States Copyright Office
Ladies and Gentlemen:
Please be advised that pursuant to the Security and Pledge Agreement dated as of June 5, 2019 (as the same may be amended, modified, extended or restated from time to time, the “Agreement”) by and among the Obligors party thereto (each an “Obligor” and collectively, the “Obligors”) and Bank of America, N.A., as administrative agent (the “Administrative Agent”) for the benefit of the holders of the Secured Obligations referenced therein, to secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Secured Obligations, the undersigned Obligor has granted to the Administrative Agent, for the benefit of the holders of the Secured Obligations, a continuing security interest in and any and all right, title and interest of such Obligor in and to the Copyrights (as defined in the Agreement) whether now owned or existing or owned, acquired, or arising hereafter, including the United States registered copyrights and copyright applications shown below. Capitalized terms used and not otherwise herein shall have the meanings ascribed to such terms in the Agreement.

COPYRIGHTS

Copyright No.	Title of Work	Date of Copyright Registration

See Schedule 1 attached hereto

COPYRIGHT APPLICATIONS

	Title of Work	Date of Copyright Application

See Schedule 1 attached hereto

The undersigned Obligor and the Administrative Agent, on behalf of the holders of the Secured Obligations, hereby acknowledge and agree that the security interest in the foregoing copyrights and copyright applications (i) may only be terminated in accordance with the terms of the Agreement and (ii) is not to be construed as an assignment of any copyright or copyright application. This Notice of Grant of Security Interest in Copyrights is made in conjunction with the security interest granted to the Administrative Agent pursuant to the Agreement.
Very truly yours,
__________________________________
[Obligor]
By:
Name:
Title:
Acknowledged and Accepted:
BANK OF AMERICA, N.A., as Administrative Agent
By:
Name:
Title: